UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 5, 2010

FX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25386	87-0504461
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3006 Highland Drive, Suite 206
Salt Lake City, Utah		84106
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 486-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 5, 2010, FX Energy, Inc. (the “Company”), entered into a USD 55,000,000 Senior Reserve Base Lending Facility Agreement with The Royal Bank of Scotland Plc, ING Bank N.V., and KBC Bank NV (the “Facility”).  The Facility provides up to $55 million in lending to the Company’s Polish subsidiary, as borrower, to repay the previously outstanding $25 million credit facility with The Royal Bank of Scotland Plc and to pay for production facilities for the Company’s oil and gas wells in Poland.  The initial expenditures will be for production facilities and pipelines for the Company’s three KSK wells.

Repayment of the Facility is secured by an encumbrance on the Company’s oil- and gas-producing properties in Poland and all intercompany advances from the Company to its Polish subsidiary and is guaranteed by the Company.  All outstanding balances under the Facility bear interest at LIBOR plus 4% before June 30, 2013, and 5% thereafter.  Based upon the Company’s oil and gas reserves in Poland and related production forecasts, the lenders have indicated that the Company may draw down $40 million under the Facility, until its KSK wells have been producing for 30 days, at which time the full $55 million becomes available.  Interest is payable currently, with principal reductions commencing in June 2013.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number	Title of Document	Location

10	Material Contracts
10.95
USD 55,000,000 Senior Reserve Base Lending Facility Agreement among FX Energy Poland Sp. z o.o., FX Energy, Inc., FX Energy Netherlands Partnership C.V., FX Energy Netherlands B.V., The Royal Bank of Scotland Plc, ING Bank N.V., and KBC Bank NV dated August 5, 2010

This filing.
10.96	Intercreditor Deed among FX Energy Poland Sp. z o.o, The Royal Bank Of Scotland Plc, and the subordinated lenders dated August 5, 2010	This filing.
10.97
Deed of Pledge of Registered Shares among Frontier Exploration Company and FX Drilling Company, Inc., in their capacity of general partners of FX Energy Netherlands Partnership C.V.; The Royal Bank of Scotland Plc; and FX Energy Netherlands B.V., dated August 6, 2010

This filing.
_______________
*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.  Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX ENERGY, INC.
Registrant

Dated: August 11, 2010	By:	/s/ Clay Newton
Clay Newton, Vice President